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                                                                  Exhibit 10.24

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT dated as of
June 19, 1996 ("the Amendment"), is entered into by and among PHARMCHEM LABORATORIES, INC., a California corporation, and PHARMCHEM LABORATORIES OPERATIONS, INC., a California corporation (individually, a "Borrower", and collectively, the "Borrowers"), and SILICON VALLEY BANK, ("Bank"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Loan Agreement (defined below).

                                    RECITALS

        A. The Borrowers and the Bank have entered into that certain Loan and Security Agreement dated as of November 17, 1994, and amended by those certain Loan Modification Agreements dated March 6, 1995, September 1, 1995, and Amendment No. 3 dated March 26, 1996 (as amended, the "Loan Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrowers certain advances of money.

        B. The Borrowers desire that the Bank further amend the Loan Agreement upon the terms and conditions more fully set forth herein.

        C. Subject to the representations and warranties of the Borrowers herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to so amend the Loan Agreement.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

        SECTION 1. THE BORROWERS' REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants that, immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.

        SECTION 2.  AMENDMENTS TO THE LOAN AGREEMENT.

                2.1 Section 1.1 of the Loan Agreement, "Definitions", is hereby amended by adding the definitions of the following terms to read as follows:

                (a) "ADP" means Borrowers' Automated Data Payroll transactions.

                (b) "Cash Management Sublimit" means an amount not to exceed $450,000 for the daily processing amount of the ADP and Controlled Disbursements.

                                       1.
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        (c)  "Controlled Disbursements" means daily disbursements made in connection with Borrower's Controlled Disbursement Agreement.

        2.2 Section 2.1(a), "Revolving Advances", is hereby amended by changing the first sentence thereof in its entirety as follows: "Subject to the terms and conditions of this Agreement, Bank agrees to make revolving advances ("Advances") to Borrowers in an amount not to exceed the (a) the lesser of the Committed Line or the Borrowing Base less (b) amounts outstanding under the Cash Management Sublimit; provided, however, that the sum of (i) all outstanding Advances, (ii) all outstandings under the Cash Management Sublimit, and (iii) the outstanding principal of the Term Loan shall not exceed Six Million Dollars ($6,000,000) at any time. For purposes of this Agreement "Borrowing Base" shall mean an amount equal to seventy-five percent (75%) of Eligible Accounts."

        2.3 Section 6.3, "Financial Statements, Reports, Certificates", is hereby amended by changing the first sentence in its entirety as follows:
"Borrowers shall deliver to Bank as soon as available, but in any event within thirty (30) days after the end of each month which does not represent the end of a quarter, a company prepared balance sheet, income statement and cash flow statement covering Borrowers' operations on a consolidated basis during such period, certified by an officer of each Borrower reasonably acceptable to Bank;
(b) as soon as available, but in any event within forty-five (45) days after the end of each quarter, a company prepared balance sheet, income statement and cash flow statement covering Borrowers' operations on a consolidated basis during that quarter, certified by an officer of each Borrower reasonably acceptable to Bank; provided, that in the event that the thirtieth (30th) or forty-fifth (45th) day after the month end or quarter end, respectively, falls on a weekend or a holiday, the financial statements will then be due on the following Business Day; (c) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited financial statements of Borrowers on a consolidated basis prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (d) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrowers to their respective security holders or to any holders of Subordinated Debt; (e) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against any Borrower; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

        SECTION 3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

                                       2.
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        SECTION 4. EFFECTIVENESS.

                4.1 This Amendment shall become effective upon the last to occur of:

                (a) The execution and delivery of a copy hereof, whether the same or different copies, by each of the Borrowers, to the Bank;

                (b) Bank's receipt of a certificate executed by the Secretary of each of the Borrowers and the Guarantor certifying:

                     (i) the name of the officer(s) of the Borrower and
                Guarantor authorized to execute Loan Documents on behalf of the Borrower and Guarantor together with a sample of the true signatures of such officer(s), with the signature of the Secretary being certified by a separate authorized officer; and

                (c) Bank's receipt of the Reaffirmation of Guaranty, executed by the Guarantor.

        SECTION 6. RELEASE AND WAIVER. EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT ANY BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

        SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


BORROWERS                       PHARMCHEM LABORATORIES, INC.


                                By: D. A. Lattanzio
                                    ----------------------------------
                                Printed Name: D. A. LATTANZIO
                                              ------------------------
                                Title: VP, CFO, Treasurer
                                       -------------------------------

                                PHARMCHEM LABORATORIES OPERATIONS, INC.

                                By: D. A. Lattanzio
                                    ----------------------------------
                                Printed Name: D. A. LATTANZIO
                                              ------------------------
                                Title: VP, CFO, Treasurer
                                       -------------------------------


BANK                            SILICON VALLEY BANK

                                By: Julie Schneider
                                    ----------------------------------
                                Printed Name: JULIE SCHNEIDER
                                              ------------------------
                                Title: AVP
                                       -------------------------------





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